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The Metzler/Payden Investment Group

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THE METZLER/PAYDEN INVESTMENT GROUP
333 SOUTH GRAND AVENUE, 32ND FLOOR
LOS ANGELES, CA 90071
October 25, 2010
Dear Shareholder:
Enclosed is a proxy statement seeking your approval as a shareholder in the Metzler/Payden European Emerging Markets Fund (the “Fund”) of a proposed reorganization of the Fund into a newly formed fund (the “New Fund”) that is part of The Payden & Rygel Investment Group (the “Payden Trust”). The important point is that the proposed reorganization has no implication whatsoever regarding the Fund’s objectives, the assets of the Fund, the investment management of the Fund or the name of the Fund. It is merely a legal procedure in order to have the Fund become part of the Payden Trust. To reiterate, there is no change from an investment standpoint.
The Proposal Is A Simple Reorganization: The proposed reorganization is a simple, straightforward structural reorganization. The Fund is reorganized into the New Fund that the Payden Trust will create, and you, the shareholders of the Fund, receive shares in the New Fund equal to your shareholding in the Fund.
Same Investment Strategy — Same Investment Adviser: The New Fund will operate the same way as the Fund. The assets of the Fund will be transferred to the New Fund as part of the reorganization. The New Fund will have the same investment adviser, the same investment guidelines, and the assets of the New Fund will be invested in the same manner and by the same portfolio managers as the assets of the Fund have been invested.
Shareholders Benefit From The Reorganization: The Board of The Metzler/Payden Investment Group believes that the proposed combination benefits shareholders in a number of ways. First, the Payden Trust, a multi-fund complex, has significantly more assets under management than the Fund. By sharing certain operating expenses across a larger pool of assets, it is anticipated that over time the New Fund will experience lower expense ratios than the Fund. Second, we expect that the reorganization of the Fund into the New Fund will increase the efficiency and consistency of fund operations as all service providers to the Fund — the fund accountant, custodian, transfer agent and fund administrator — will remain the same, and a separate Board of Trustees structure will be eliminated. Finally, the combination offers the potential of greater asset growth through expanded marketing.
Shareholder Vote — December 15, 2010: A Special Meeting of Shareholders of the Fund has been scheduled for December 15, 2010 to vote on whether to approve the reorganization of the Fund into the New Fund.
The Board of Trustees of the M/P Trust recommends that you vote FOR the proposed reorganization.
Sincerely,
Scott J. Weiner
President

THE METZLER/PAYDEN INVESTMENT GROUP
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on December 15, 2010
A Special Meeting of Shareholders of the Metzler/Payden European Emerging Markets Fund series (the “Existing Fund”) of The Metzler/Payden Investment Group (the “M/P Trust”) will be held on December 15, 2010, at 10:00 a.m., Pacific Time, at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. At the meeting, we will ask the shareholders of the Existing Fund to vote on the following proposals:
1.	To consider and vote on a proposed reorganization of the Existing Fund into a corresponding newly organized series of The Payden & Rygel Investment Group and the subsequent dissolution of the M/P Trust.

2.	To consider and act upon such other business as may properly come before the meeting or any adjournments.
The Board of Trustees of the M/P Trust has unanimously approved and recommends that you vote in favor of Proposal 1. Please read the accompanying Proxy Statement for a more complete discussion of Proposal 1.
Shareholders of the M/P Trust of record as of the close of business on October 1, 2010, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.
You are invited to attend the Special Meeting. If you cannot do so, you may vote by completing the accompanying proxy, which is being solicited by the Board of Trustees of the M/P Trust, as promptly as possible. You may vote your proxy by the internet, by telephone or by mail, and the enclosed proxy voting card includes instructions as to how to do that. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the M/P Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.
By Order of the Board of Trustees,
Scott J. Weiner
President
October 25, 2010

What am I being asked to vote on?
The Board of Trustees (the “Board”) of The Metzler/Payden Investment Group (the “M/P Trust”) has proposed to reorganize the Metzler/Payden European Emerging Markets Fund (the “Existing Fund”) into a newly formed fund (the “New Fund”) that is part of The Payden & Rygel Investment Group (the “Payden Trust”) with the identical investment objective and strategies. You are being asked to vote on this proposal.
Why is the Board proposing this reorganization?
This reorganization is being proposed, among other reasons, to reduce the annual operating expenses of the Existing Fund. The Payden Trust, a multi-fund complex with 17 funds, has significantly more assets under management than the M/P Trust. By sharing certain operating expenses across a larger pool of assets, it is anticipated that over time the New Fund will experience lower expense ratios than the Existing Fund.
In addition, we expect that the combination of the Existing Fund into the Payden Trust will increase the efficiency and consistency of Existing Fund operations and possibly offer greater asset growth through expanded marketing.
Why should I bother to vote?
Your vote is important. You can help avoid the expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. Please complete, date, sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States.
Who will manage my portfolio after the reorganization?
Metzler/Payden LLC currently serves as investment adviser for the assets of the Existing Fund and, if the reorganization is approved, will serve as the investment adviser to the New Fund.
What will happen to the Existing Fund?
The Existing Fund, subject to your approval, will be reorganized into the New Fund. After the reorganization, the M/P Trust will be terminated.
How will the proposed reorganization affect me?

If shareholders of the Existing Fund approve the reorganization, your shares of the Existing Fund will be exchanged, on a tax-free basis, for shares of the New Fund equal in number and dollar value to the shares you owned of the Existing Fund.
Will the reorganization be tax free?
The reorganization will be accomplished on a tax-free basis. This means that you should not realize any federal capital gains (or losses) when your Existing Fund shares are exchanged for New Fund shares.
Will I be able to purchase, redeem and exchange shares and receive distributions the same way?
Yes. The reorganization will not affect the manner in which you purchase, redeem and exchange fund shares and receive distributions. In addition, after the reorganization, you will then be able to exchange your New Fund shares for shares of any of the 17 other funds in the Payden Trust.
Who bears the expenses associated with the reorganization?
The expenses associated with the proposed reorganization will be borne by the Existing Fund and the New Fund. The expenses include, but are not limited to, costs relating to preparation, printing and distribution of the Proxy Statement and registration statement, legal fees and accounting fees with respect to the reorganization, solicitation expenses and expenses of holding a shareholder meeting.
What happens if the reorganization is not approved?
If the shareholders of the Existing Fund do not approve the reorganization, or the reorganization is not completed for any other reason, the M/P Trust will continue its current form of operation until the Board determines what further action, if any, to recommend to the shareholders. In this event, the Board may consider alternatives, including continuing in the Existing Fund’s current form of operation.
How does the Board recommend that I vote?
After careful consideration, the Board recommends that you vote FOR the reorganization.
How do I place my vote?
You can vote by proxy or in person at the shareholder meeting on December 15, 2010. You may vote your proxy by the internet, by telephone or by mail, and the enclosed proxy voting card includes instructions as to how to do that.

THE METZLER/PAYDEN INVESTMENT GROUP
PROXY STATEMENT
The Board of Trustees (the “Board”) of The Metzler/Payden Investment Group (the “M/P Trust”) is sending this Proxy Statement to its shareholders in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the M/P Trust (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.
This Proxy Statement is being mailed on or about October 25, 2010 to the shareholders of the M/P Trust. The M/P Trust will bear the expenses incurred in connection with preparing this Proxy Statement.
The Board has fixed the close of business on October 1, 2010 (the “Record Date”) as the record date for the determination of shareholders of the M/P Trust entitled to notice of and to vote at the Meeting. In the “Outstanding Shares” section below, the number of shares of the Metzler/Payden European Emerging Markets Fund series of the M/P Trust (the “Existing Fund”) that were outstanding at the close of business on the Record Date is listed. Shareholders of the Existing Fund are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date.
THE M/P TRUST PROVIDES ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. ADDITIONAL COPIES OF THE M/P TRUST’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING TO THE METZLER/PAYDEN INVESTMENT GROUP, 333 SOUTH GRAND AVENUE, 32ND FLOOR, LOS ANGELES, CALIFORNIA 90071, OR BY CALLING 1-800-572-9336.
ONE PROXY STATEMENT IS BEING DELIVERED TO MULTIPLE SHAREHOLDERS SHARING AN ADDRESS, UNLESS THE M/P TRUST HAS RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE SHAREHOLDERS. THE M/P TRUST WILL UNDERTAKE TO DELIVER PROMPTLY, UPON WRITTEN OR ORAL REQUEST, A SEPARATE COPY OF THE PROXY STATEMENT TO ANY SHAREHOLDER WHO CONTACTS THE M/P TRUST IN WRITING, OR BY PHONE, AS STATED ABOVE. SIMILARLY, SHAREHOLDERS SHARING AN ADDRESS CAN REQUEST SINGLE COPIES OF A FUTURE PROXY STATEMENT OR ANNUAL OR SEMI-ANNUAL REPORT BY CONTACTING THE M/P TRUST IN WRITING OR BY TELEPHONE.

PROPOSAL 1: REORGANIZATION OF FUND
Overview
The Board called the Meeting to allow shareholders to consider and vote on the proposed reorganization of the Existing Fund into the New Fund. The Board met on September 21, 2010 and October 7, 2010 to discuss the proposal, and on October 7, 2010 the Board (including a majority of the “Independent Trustees,” meaning those Trustees who are not “interested persons” of the M/P Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), approved the reorganization, subject to the approval of the Existing Fund’s shareholders. The Existing Fund and the New Fund are listed below:

Existing Fund (the Existing Fund is a series of The Metzler/Payden Investment Group)	New Fund* (the New Fund is a series of The Payden & Rygel Investment Group)

Metzler/Payden European Emerging Markets Fund	Metzler/Payden European Emerging Markets Fund

*	The New Fund will retain use of the name “Metzler/Payden” upon closing of the transactions contemplated in the reorganization.
In the reorganization, the Existing Fund will transfer its assets to the New Fund, which will acquire the assets and assume the liabilities of the Existing Fund. Upon the transfer of assets and assumption of liabilities, the New Fund will issue shares to the Existing Fund, which shares will be distributed to shareholders in liquidation of the Existing Fund. Any shares you own of the Existing Fund at the time of the reorganization will be cancelled and you will receive shares of the New Fund equal in value and number to your shares of the Existing Fund. If approved by shareholders, the reorganization is expected to occur in January 2011.
The 1940 Act generally requires that shareholders of a mutual fund elect the fund’s trustees and approve the fund’s investment advisory agreement. Those requirements apply to the New Fund. If shareholders of the Existing Fund approve the reorganization, that approval shall be deemed to constitute approval of the following matters with respect to the New Fund:
•	Election of the Trustees of the Payden Trust; and

•	An investment management agreement (the “New Management Agreement”) between the Payden Trust, on behalf of the New Fund, and Metzler/Payden LLC (the “Adviser”).
There will be no material changes in the manner in which the New Fund is advised and operated in comparison to the Existing Fund, and the portfolio managers who currently manage the investment portfolio of the Existing Fund will manage the investment portfolio of the New Fund. The reorganization will not have any federal or state tax consequences for the Existing Fund, the New Fund or their shareholders.
The Board believes that the proposed reorganization is in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders of the Existing Fund will not be diluted as a result of the proposed reorganization. The New Fund will be able to share certain operating expenses across the larger pool of assets of the various funds comprising the Payden

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Trust. These shared expenses will be allocated among the various funds of the Payden Trust, including the New Fund, pro rata based on the net assets of each fund. Accordingly, based upon information provided to the Board by the Adviser and the Existing Fund’s administrator, the Board believes that over time the proposed reorganization will reduce the annual operating expenses currently paid by the Existing Fund’s shareholders. In addition, the Payden Trust may offer greater distribution capabilities for the New Fund, which may lead to a larger base for asset management.
Upon completion of the proposed reorganization, the M/P Trust will dissolve and will file with the Securities and Exchange Commission an application on Form N-8F for an order declaring that the M/P Trust has ceased to be an investment company. The Existing Fund and the New Fund will bear their respective costs of the proposed reorganization, including legal, accounting and transfer agent costs.
Why Do We Want to Reorganize the Existing Fund?
The reorganization is being proposed, among other reasons, to reduce the annual operating expenses of the Existing Fund. The Payden Trust, a fund complex with 17 series (excluding the New Fund), has significantly more assets under management than the Existing Fund. The Board has determined that reorganizing the Existing Fund into the New Fund could reduce the annual operating expenses currently paid by the Existing Fund. The Board anticipates that these operating expenses can be reduced because the New Fund will be able to share certain operating expenses (such as fees and expenses related to counsel, trustees and insurance expenses) across the larger pool of assets of the various funds comprising the Payden Trust. As of October 12, 2010, the aggregate assets of the M/P Trust were approximately $178 million and the aggregate assets of the Payden Trust were approximately $4.6 billion.
The Board believes that the transition to operating as a series of the Payden Trust should not have any material impact on the Existing Fund’s shareholders. Each of the two current Independent Trustees of the M/P Trust is also an Independent Trustee of the Payden Trust. See “New Board of Trustees” below for more information on the Board of Trustees of the Payden Trust (the “Payden Board”). The Existing Fund and the New Fund also share the same service providers, including the same investment adviser. Further, the Existing Fund and 16 of the funds in the Payden Trust are included in a combined prospectus. The Board anticipates that the combination of the Existing Fund into the Payden Trust will increase the efficiency and consistency of Existing Fund operations and possibly offer greater asset growth through expanded marketing.
How Will We Accomplish the Reorganization?
The Board has approved an Agreement and Plan of Reorganization between the M/P Trust (on behalf of the Existing Fund) and the Payden Trust (on behalf of the New Fund) (the “Reorganization Agreement”). The Reorganization Agreement spells out the terms and conditions of the reorganization. A copy of the Reorganization Agreement is attached to this Proxy Statement as Exhibit A.

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Pursuant to the Reorganization Agreement, if the shareholders of the Existing Fund approve the reorganization, the reorganization essentially will involve the following steps, which will occur more or less simultaneously:
•	First, the Existing Fund will transfer all of its assets and liabilities to the New Fund.

•	Second, in exchange for the assets transferred to the New Fund, the Existing Fund will receive shares of beneficial interest of the New Fund having a total value equal to the value of the assets the Existing Fund transferred to the New Fund (net of any liabilities).

•	Third, the Existing Fund will distribute the shares of the New Fund which it receives to its shareholders and the M/P Trust will dissolve.

•	Fourth, the New Fund will open an account for each shareholder of the dissolving Existing Fund, and will credit the shareholder with shares of the New Fund having the same total value as the Existing Fund shares that the shareholder owned on the date of the reorganization. Share certificates will not be issued.
The Payden Board has voted unanimously to approve an investment management agreement between the Payden Trust, on behalf of the New Fund, and the Adviser and to take such other steps related to the inception and operations of the New Fund as deemed necessary or appropriate by the Payden Board.
The Reorganization Agreement may be amended by the parties, provided that following the Meeting, no amendment may have the effect of changing the provisions for determining the number of the New Fund’s shares to be issued to the Existing Fund’s shareholders to the detriment of such shareholders without their further approval.
The Reorganization Agreement may be terminated and the transactions contemplated by the Reorganization Agreement may be abandoned by mutual agreement of the parties, by either party if the reorganization does not close by a certain date specified in the Reorganization Agreement and such date is not extended by mutual agreement of the parties, or by either party if the other party has materially breached its obligations under the Reorganization Agreement or made a material and intentional misrepresentation.
If the reorganization is approved by the Existing Fund’s shareholders, it will take place as soon as feasible. Management of the M/P Trust believes this should be accomplished by January 21, 2010. However, the reorganization may be delayed by mutual agreement of the M/P Trust and the Payden Trust. Further, at any time before the reorganization, the Board or the Payden Board may decide that it is not in the best interest of its respective shareholders to go forward.
If the shareholders of the Existing Fund do not approve the reorganization, or the reorganization is not completed for any other reason, the M/P Trust will continue its current form of operation until the Board determines what further action, if any, to recommend to the shareholders.

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The Reorganization Will Have No Material Federal Income Tax Consequences
When the reorganization takes place, the M/P Trust and the Payden Trust will receive an opinion of counsel that the reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), with the Existing Fund and the New Fund being a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a result, the reorganization will be tax-free for federal income tax purposes for the Existing Fund, the New Fund and their respective shareholders. Following the reorganization, the adjusted federal tax basis of your New Fund shares will be the same as the adjusted basis of your Existing Fund shares before the reorganization.
The M/P Trust and the Payden Trust have not sought, and will not seek, a private ruling from the Internal Revenue Service (“IRS”) with respect to the federal income tax consequences of the reorganization. The opinion of counsel with respect to the federal income tax consequences of the reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the reorganization to them, including any applicable foreign, state or local income tax consequences.
Summary of Differences Between the Existing Fund and the New Fund
The New Fund’s investment objective, strategies and restrictions are identical to those of the Existing Fund.
The New Fund, however, is a series of the Payden Trust, a Massachusetts business trust operated under a Master Trust Agreement and By-Laws. Upon consummation of the reorganization, the New Fund will be supervised by the Payden Board. Material differences, including differences in shareholders’ rights under the terms of the M/P Trust’s Declaration of Trust and the Payden Trust’s Master Trust Agreement, are described under the section “Comparison of the M/P Trust and the Payden Trust.”
All Existing Fund Service Providers Will Stay the Same
All of the service providers to the Existing Fund currently provide services to the Payden Trust and will also provide services to the New Fund. There will be no material differences between the fees charged by these service providers to the Existing Fund and the New Fund.
•	Metzler/Payden LLC, located at the same address as the M/P Trust and the Payden Trust, serves as investment adviser to the Existing Fund and will serve as investment adviser to the New Fund.

•	Treasury Plus, Inc., located at the same address as the M/P Trust and the Payden Trust, serves as administrator to the Existing Fund and will serve as administrator to the New Fund.

•	The Bank of New York Mellon, located at One Boston Place, Boston, Massachusetts 02109, serves as custodian to the Existing Fund and will serve as custodian to the New Fund.

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•	UMB Fund Services, Inc., located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, serves as transfer agent to the Existing Fund and will serve as transfer agent to the New Fund.

•	Payden & Rygel Distributors, located at the same address as the M/P Trust and the Payden Trust, serves as distributor for the Existing Fund and will serve as distributor for the New Fund.
Paul, Hastings, Janofsky & Walker LLP, counsel to the M/P Trust and its Independent Trustees, also serves as counsel to the Payden Trust and its Independent Trustees. Deloitte & Touche LLP serves as independent registered public accounting firm for the M/P Trust and the Payden Trust.
Comparison of Investment Objectives, Strategies and Restrictions
The New Fund will have the same investment objective and strategies as the Existing Fund. The Existing Fund and the New Fund will also have identical “fundamental” investment policies that can only be changed with shareholder approval. Thus, the reorganization will not result in any change in Existing Fund shareholder’s rights to vote to approve changes to the investment objectives or fundamental investment policies.
Comparison of Fees and Expenses
The table below sets forth fee and expense information comparing the Existing Fund’s expenses as of the Existing Fund’s most recently completed fiscal year ended October 31, 2009. Based on the Existing Fund’s asset levels as of October 12, 2010, the estimated annualized expenses of the New Fund after giving effect to the proposed reorganization is expected to be the same as the annualized expenses of the Existing Fund.

Metzler/Payden European Emerging Markets Fund

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable) (1)	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	0.75%
Other Expenses	0.75%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(2)	1.51%

(1)	You will be charged a redemption fee equal to 2% of the value of the shares being redeemed if you redeem or exchange shares within 30 days of purchase of the shares.

(2)	The Adviser has contractually agreed that, for so long as it is the investment adviser to the Fund, direct Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 1.50%.
The Adviser will continue its contractual agreement to limit the Total Annual Fund Operating

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Expenses with respect to the New Fund after the reorganization, as described in more detail under “New Investment Management Agreement” below.
Comparative Information on Exchanging Fund Shares
After the reorganization, you will be able to exchange shares of the New Fund for shares of any of the 17 funds in the Payden Trust. The minimum amount for any exchange is $250. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. The New Fund reserves the right to limit the number of exchanges you may make in any year to avoid excessive New Fund expense.
Dividends and Distributions
The New Fund will have the same dividend and distribution policy as the Existing Fund. After the reorganization, the New Fund will continue to declare and distribute dividends to shareholders semi-annually, and the New Fund will distribute any net realized capital gains from the sale of portfolio securities at least once yearly. The New Fund will pay dividend and capital gain distributions in the form of additional shares of the New Fund at the net asset value on the ex-dividend date, unless a shareholder elects to receive them in cash.
New Investment Management Agreement
The Adviser provides investment management services to the Existing Fund pursuant to an Investment Management Agreement with the M/P Trust dated as of June 21, 2002, as amended from time to time (the “Current Agreement”). The Payden Trust will enter into an investment management agreement (the “New Management Agreement”) with the Adviser with respect to the New Fund that is substantially the same as the Current Agreement.
The New Management Agreement will provide that the Adviser receives a monthly fee from the New Fund at the annual rate of 0.75% of average daily net assets.
The New Fund is responsible for its own operating expenses. The Adviser will contractually agree to reduce fees payable to it by the New Fund and to pay New Fund operating expenses to the extent necessary to limit the New Fund’s aggregate Total Annual Fund Operating Expenses or Net Annual Fund Operating Expenses (in each case, excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, blue sky fees, Rule 12b-1 distribution fees and extraordinary expenses), as applicable, to 1.50% of average daily net assets of the New Fund (an “expense limitation”).
The expenses incurred by the New Fund in connection with the reorganization of the Existing Fund into the New Fund will be considered to be “extraordinary expenses” and consequently will be excluded from the expense limitation applicable to the New Fund.
Any reductions made by the Adviser in its fees or payment of expenses which are the New Fund’s obligation are subject to reimbursement by the New Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the New Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does

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not exceed the applicable expense limitation on New Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Such reimbursement may not be paid prior to the New Fund’s payment of current ordinary operating expenses. Under the terms of the New Management Agreement, reductions made by the Adviser in its fees or payment of expenses for the Existing Fund pursuant to the Existing Fund’s expense limitation that have not been recovered by the Adviser prior to the reorganization may be recovered by the Adviser after the reorganization.
In the event the operating expenses of the New Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, acquired fund fees and expenses, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the New Fund’s expense limitation, the Adviser shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the New Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to the New Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.
The New Management Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the New Fund in connection with the performance of the New Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or from reckless disregard by the Adviser of its duties and obligations thereunder. Unless earlier terminated as described below, the New Management Agreement will continue in effect with respect to the New Fund for two years after the New Fund’s inclusion in the Payden Trust’s Master Trust Agreement (on or around the New Fund’s commencement of operations) and then continue for the New Fund for periods not exceeding one year so long as such continuation is approved annually by the Payden Board (or by a majority of the outstanding voting shares of the New Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the New Management Agreement by vote cast in person at a meeting called for such purpose. The New Management Agreement terminates upon assignment and may be terminated with respect to the New Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the New Fund.
Comparison of the M/P Trust and the Payden Trust
The following is a summary of certain provisions in the organizational charters of the M/P Trust and the Payden Trust. The summary is not an exhaustive discussion. Shareholders who are interested in obtaining more detailed information should refer to the applicable documents and state laws that are described in the summary. Copies of the documents are available upon request.

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	M/P Trust	Payden Trust

Form of Organization	The M/P Trust is an open-end management investment company organized as a Delaware statutory trust governed by its Declaration of Trust, and supervised by its Board of Trustees.	The Payden Trust is an open-end management investment company organized as a Massachusetts business trust governed by its Master Trust Agreement, and supervised by its Board of Trustees.

Shareholder Liability	The M/P Trust will indemnify each shareholder against any claim or liability to which such shareholder may become subject solely by reason of his or her being or having been a shareholder and not because of such shareholder’s acts or omissions.	Shareholders have no personal liability. If any shareholder shall be charged or held to be personally liable for any obligation or liability solely by reason of being or having been a shareholder, and not because of such shareholder’s acts or omissions, the Payden Trust will indemnify such shareholder against all loss and expense arising from such liability.

Voting	On each matter submitted to a vote of the shareholders, each shareholder shall be entitled to one vote for each whole share and a proportionate fractional vote for each fractional share, regardless of the series or class. All shares or all series or classes shall vote together as a single class, unless a matter requires a separate vote of any class or series under the 1940 Act or a matter which affects the interests of one or more particular class or series.	On each matter submitted to a vote of the shareholders, each shareholder shall be entitled to one vote for each whole share and a proportionate fractional vote for each fractional share, regardless of the series or class. All shares or all series or classes shall vote together as a single class, unless a matter requires a separate vote of any class or series under the 1940 Act or a matter which affects the interests of one or more particular class or series.

Voting Power	Subject to certain provisions in the M/P Trust’s Declaration of Trust, shareholders shall have power to vote only (i) for the election of Trustees, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the M/P Trust or any of its series, (iv) with respect to amendments to the Declaration of Trust, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the M/P Trust, and (vii) with respect to such additional matters relating to the M/P Trust as may be required by the 1940 Act or any other applicable law or regulation, the charter documents of the M/P Trust, or as the Trustees may consider necessary or desirable.	Subject to certain provisions in the Payden Trust’s Master Trust Agreement, shareholders shall have the power to vote only (i) for the election or removal of Trustees, (ii) with respect to any contract as to which shareholder approval is required under the 1940 Act, (iii) with respect to any termination or reorganization of the Payden Trust, (iv) with respect to any amendment of the Master Trust Agreement, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Payden Trust or its shareholders, and (vi) with respect to such additional matters relating to the Payden Trust as may be required by the 1940 Act or any other applicable law or regulation, the charter documents of the Payden Trust, or as the Trustees may consider necessary or desirable.

Shareholders Meetings	Meetings of the shareholders of the M/P Trust or any series or class may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of shareholders holding, in the	No annual or regular meeting of shareholders is required. Special meetings of shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of

9

	M/P Trust	Payden Trust

	aggregate, not less than 10% of the interests of the M/P Trust (or its relevant series or class).	the shareholders or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees shall promptly call for a shareholders meeting for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding not less than 10% of the shares of the Payden Trust.

Quorum for Shareholder Meetings	The presence in person or by proxy of the holders of record of one-third of the shares of the M/P Trust (or relevant series or class) issued and outstanding and entitled to vote constitutes a quorum, except as may otherwise be required by the 1940 Act or other applicable law.	Thirty percent of the shares entitled to vote constitutes a quorum, except as otherwise provided by the 1940 Act or other applicable law.

Required Shareholder Vote	If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding more than 50% of the total shares (or series or class) of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, or the charter documents of the M/P Trust requires a greater number of affirmative votes. In the case of a vacancy on the Board, a plurality of the shareholders of the shares entitled to vote is required.	A majority of the shares voted, at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Payden Trust’s charter documents.

Notice to Shareholders	Written or printed notice of all shareholder meetings, stating the time, place and purposes of the meeting shall be given.	Written notice of any shareholder meeting shall be given by mailing of such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder of the Payden Trust.

Manner of Voting	Shares may be voted in person or by proxy.	Shares may be voted in person or by proxy.

Written Consent	Any action which may be taken by shareholders may be taken without notice and without a meeting if shareholders holding more than 50% of the total shares entitled to vote (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust) shall consent to the action in writing and the written consents shall be filed with the records of the shareholder meetings. Such consents shall be treated for all purposes as votes taken at a shareholder meeting.	Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such large portion thereof as shall be required by the 1940 Act or by any express provisions of the Master Trust Agreement or the By-laws) consent to the action in writing and such written consents are filed with the records of the shareholder meetings. Such consents shall be treated for all purposes as votes taken at a shareholder meeting.

10

	M/P Trust	Payden Trust

Amendment to the Declaration of Trust	The Trustees reserve the right to amend the Declaration of Trust except as set forth therein to the contrary. Subject to the foregoing, the provisions of the Declaration of Trust (whether or not related to the rights of shareholders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees).	The Trustees reserve the right to amend the Master Trust Agreement, except that no amendment shall repeal the limitations on personal liability of any shareholder or Trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or Trustee involved. Subject to the foregoing, the provisions of the Master Trust Agreement (whether or not related to the rights of shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Payden Trust pursuant to the vote of a majority of such Trustees).

Liability of Trustees	The Trustees have no personal liability. No Trustee of the M/P Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any person, other than the Trust or its shareholders, in connection with Trust property or the affairs of the Trust; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a Trustee of the M/P Trust arising in connection with the affairs of the M/P Trust. No Trustee shall be liable to the M/P Trust, shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.	The Trustees have no personal liability; however, nothing in the Master Trust Agreement will protect any Trustee against any liability to the Payden Trust or the shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Indemnification of Directors and Officers	The M/P Trust’s Declaration of Trust provides that the M/P Trust shall indemnify (from the assets of the series in question) each of its Trustees and officers (including persons who serve at the M/P Trust’s request as directors, officers or trustees of another organization in which the M/P Trust has any interest as a shareholder, creditor or otherwise) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees,	The Payden Trust’s Master Trust Agreement provides that the Payden Trust shall indemnify (from the assets of the series in question) each of its Trustees and officers (including persons who serve at the Payden Trust’s request as directors, officers or trustees of another organization in which the Payden Trust has any interest as a shareholder, creditor or otherwise) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’

11

M/P Trust	Payden Trust

incurred by any of the above mentioned persons in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.	and counsel fees, incurred by any of the above mentioned persons in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Information about the Payden Trust
The Payden Trust is a registered investment company under the 1940 Act that commenced operations on January 22, 1992. The current series of the Payden Trust are set forth below.
Payden Cash Reserves Money Market Fund
Payden Limited Maturity Fund
Payden Short Bond Fund
Payden U.S. Government Fund
Payden GNMA Fund
Payden Core Bond Fund
Payden Corporate Bond Fund
Payden High Income Fund
Payden Tax Exempt Bond Fund
Payden California Municipal Income Fund
Payden Value Leaders Fund
Payden U.S. Growth Leaders Fund
Payden Global Equity Fund
Payden Global Short Bond Fund
Payden Global Fixed Income Fund
Payden Emerging Markets Bond Fund
Payden/Kravitz Cash Balance Plan Fund
New Board of Trustees
Upon consummation of the reorganization, the current members of the Payden Board will oversee the management and business of the New Fund. The trustees of the Payden Trust are elected by shareholders of the Payden Trust, or, in certain circumstances, may be appointed by the other Trustees. The Payden Board is currently comprised of ten trustees, seven of whom are Independent Trustees. W.D. Hilton, Jr. and Gerald S. Levey, M.D., who are current Independent Trustees of the Payden Trust, are also Independent Trustees of the M/P Trust.
The names and dates of birth of the trustees, their principal occupations during the past five years, other directorships of publicly held companies during the past five years, and certain of their other affiliations are provided below. The address of each trustee for purposes of business relating to the Payden Trust is c/o The Payden & Rygel Investment Group, 333 South Grand Avenue, 32nd Floor, Los Angeles, California, 90071.

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Name, Date of
Birth and
Position with		Number of
Payden Trust		Payden
(Year First	Principal	Trust	Other Public
Elected as a	Occupation(s)	Series	Directorships Held
Trustee of	During Past 5	Overseen	by Trustee During	Other Relevant
Payden Trust(1))	Years	by Trustee	Past 5 Years	Experience
Independent Trustees

W.D. Hilton, Jr. 11/14/46 Trustee (1994)	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All (17)	Trustee, The Metzler/Payden Investment Group (registered investment company); Director, Bermuda Fire & Marine Co. (insurance company) (until 2006)	Bank board experience Executive management (CFO) experience Board service for charitable/educational/nonprofit organizations

Gerald S. Levey, M.D. 1/9/37 Trustee (2000)	Vice Chancellor and Dean (1994-2010) and Dean Emeritus (2010-present) and Distinguished Professor of Medicine (1998-present), David Geffen School of Medicine, at the University of California, Los Angeles	All (17)	Trustee, The Metzler/Payden Investment Group (registered investment company)	Executive corporate management experience Board service for charitable/educational/nonprofit organizations

Thomas V. McKernan 6/20/44 Trustee (1993)	Chief Executive Officer, Automobile Club of Southern California	All (17)	None	Executive management (CFO) experience Board service for charitable/educational/nonprofit organizations MBA

Rosemarie T. Nassif 8/2/41 Trustee (2008)	President (1999-2010) and President Emerita (2010-present), Holy Names University, Oakland	All (17)	None	Bank board experience Board service for charitable/educational/nonprofit organizations

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Name, Date of
Birth and
Position with		Number of
Payden Trust		Payden
(Year First	Principal	Trust	Other Public
Elected as a	Occupation(s)	Series	Directorships Held
Trustee of	During Past 5	Overseen	by Trustee During	Other Relevant
Payden Trust(1))	Years	by Trustee	Past 5 Years	Experience
Andrew J. Policano 7/4/49 Trustee (2008)	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin, Madison (2001-2004)	All (17)	Director, Badger Meter, Inc. (flow measurement serving water utilities and industry); Director, Rockwell Collins (aerospace and communications company)	Published research — finance & economics Board service for charitable/educational/nonprofit organizations Ph.D. — Economics

Dennis C. Poulsen 8/20/42 Trustee (1992)	Chairman of the Board, Rose Hills Company (mortuary and cemetery)	All (17)	Director, Rose Hills Company (mortuary and cemetery); Director, Ameron International Corp. (manufacturing) (until 2009)	Executive management (CEO) experience Board service for charitable/educational/nonprofit organizations J.D.

Stender E. Sweeney 3/5/39 Trustee (1992)	Private Investor	All (17)	Director, Avis Budget Group, Inc. (car rental company)	Corporate board experience (audit chair) Executive management (CFO) experience Board service for charitable/educational/nonprofit organizations MBA

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		Year
		First
		Elected
		as a		Number of
	Position	Trustee	Principal	Payden	Other Public
	with	of	Occupation(s)	Trust Series	Directorships
Name and	Payden	Payden	During Past 5	Overseen	Held by
Date of Birth	Trust	Trust(1)	Years	by Trustee	Trustee
Interested Trustees (2)

Joan A. Payden 7/29/31	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel	All (17)	None

Michael E. Salvay 9/27/61	Trustee	2009	Managing Principal, Payden & Rygel	All (17)	None

Mary Beth Syal 3/11/62	Trustee	2000	Managing Principal and Director, Payden & Rygel	All (17)	None

(1)	Trustees and officers of the Payden Trust serve until their resignation, removal or retirement.

(2)	Ms. Payden, Mr. Salvay and Ms. Syal are “interested persons” of the Payden Trust as defined in the 1940 Act because of their affiliations with Payden & Rygel, the investment adviser to various series of the Payden Trust (“Payden”). Ms. Payden, Mr. Salvay and Ms. Syal are referred to herein as the “Interested Trustees”.
Information Concerning the Payden Board
The Role of the Board
The Payden Board provides oversight of the management and operations of all of the mutual funds of the Payden Trust (the “Payden Funds”), and will do the same for the New Fund, following its organization. Like all mutual funds, the day-to-day responsibility for the management and operation of the Payden Funds is the responsibility of various service providers to the Payden Funds, such as Payden Funds’ investment advisers, distributor, administrator, custodian and transfer agent. The Payden Board approves all significant agreements between the Payden Funds and their service providers. The Payden Board has appointed various senior individuals of an adviser to the Payden Funds to serve as officers of the Payden Trust, with responsibility to monitor and report to the Payden Board on the day-to-day operations of the Payden Funds. In conducting this oversight, the Payden Board receives regular reports from these officers and service providers regarding the operations of each of the Payden Funds. The

15

Payden Board has appointed a Chief Compliance Officer who administers the compliance program for the Payden Funds and regularly reports to the Payden Board as to compliance matters. Some of these reports are provided as part of formal board meetings which are typically held quarterly, in person, and involve the Payden Board’s review of recent operations of the various Payden Funds. From time to time, one or more members of the Payden Board may also meet with Payden Trust officers in less formal settings, between formal board meetings, to discuss various topics. In all cases, however, the role of the Payden Board and of any individual trustee of the Payden Trust is one of oversight and not of management of the day-to-day affairs of the Payden Funds and its oversight role does not make the Board a guarantor of the investments, operations or activities of the various Payden Funds.
Payden Board Leadership Structure
The Payden Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit and Governance Committee, a Pricing Committee and a Nominating Committee, which are discussed in greater detail below under “Payden Board Committees.” Seventy percent of the members of the Payden Board are Independent Trustees. The Audit and Governance Committee and Nominating Committee are comprised entirely of Independent Trustees. The Chairman of the Payden Board is also the President and Chief Executive Officer (“CEO”) of Payden. The Payden Board has not appointed a lead Independent Trustee. The Payden Board reviews its structure annually. In developing its structure, the Payden Board has considered that the Chairman of the Payden Board, as the CEO of Payden, can provide valuable input based on her tenure with Payden and experience in the types of securities in which the Payden Funds invest and in which the New Fund will invest. The Payden Board has also determined that the structure, function and composition of the three board committees are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.
Payden Board Oversight of Risk Management
As part of its oversight function, the Payden Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee supports the Payden Board’s oversight of risk management in a variety of ways, including (i) meeting with the Payden Funds’ Treasurer and with the Payden Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Payden Funds’ financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002, and (ii) reporting to the Payden Board as to these and other matters. Similarly, the Pricing Committee supports the Payden Board’s oversight of risk management in the context of the pricing of securities and any potential impact on the net asset value for the various Payden Funds.

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Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Nominating Committee of the Payden Board and the Payden Board itself select Independent Trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of each of the service providers to each of the Payden Funds, to decide upon matters of general policy and to represent the long-term interests of the shareholders of each of the Payden Funds. In doing so, the Nominating Committee and the Payden Board consider the qualifications, skills, attributes and experience of the current Payden Board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.
The Payden Board seeks Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure of the Payden Trust, and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.
As indicated in the chart above, each Independent Trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which each Independent Trustees draws in connection with his or her service, the chart summarizes key experience for each Independent Trustee. These references to the qualifications, attributes and skills of the Independent Trustees are pursuant to the disclosure requirements of the Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any trustee or the Payden Board as a whole. Notwithstanding the accomplishments listed, none of the Independent Trustees is considered an “expert” within the meaning of the Federal securities laws with respect to information in the registration statement for the Payden Funds.
Interested Trustees have similar qualifications, skills and attributes as the Independent Trustees. Interested Trustees serve as senior officers of Payden or its affiliates. This management role with the service providers to the Payden Funds also permits them to make a significant contribution to the Payden Board.
Payden Board Committees
The Payden Board has established three standing committees — an Audit and Governance Committee, a Pricing Committee and a Nominating Committee. The functions performed by each of these committees are described below. Each current trustee of the Payden Trust attended 75% or more of the respective meetings of the full Payden Board and of any committees of which he or she was a member that were held during the fiscal year ended October 31, 2009. The full Payden Board met five times during the fiscal year ended October 31, 2009.
Each Independent Trustee is a member of the Payden Trust’s Audit and Governance Committee. The principal responsibilities of the Audit and Governance Committee are to: (i) oversee the Payden Trust’s accounting and financial reporting policies and practices, its internal controls

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and, as appropriate, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the Payden Trust’s financial statements and the independent audit thereof; (iii) act as a liaison between the Payden Trust’s independent registered public accounting firm and the full Payden Board; (iv) oversee the selection of independent counsel and monitor its continued performance; (v) develop and recommend to the Payden Board for its approval, an annual board self-assessment process; and (vi) receive reports from its members as to matters of regulatory news, industry developments or matters of interest learned through such member’s participation in industry forums, conferences or other programs in the nature of continuing education. Thomas V. McKernan, an Independent Trustee, is Chairman of the Committee. The Audit and Governance Committee met five times during the fiscal year ended October 31, 2009.
The Pricing Committee’s principal function is to generally oversee the Payden Trust’s pricing policies and procedures for securities in which the Payden Funds invest as applied on a day-to-day basis by the Payden Trust’s management and the Payden Funds’ investment advisers. The Pricing Committee is also responsible for recommending changes in these policies and procedures for adoption by the Payden Board. W.D. Hilton, Jr., Michael E. Salvay and Mary Beth Syal are the members of the Pricing Committee, and W.D. Hilton, Jr. is Chairman of the Committee. The Pricing Committee held four meetings during the fiscal year ended October 31, 2009.
The Nominating Committee is responsible for the identification and evaluation of possible candidates to serve as trustees of the Payden Trust. Thomas V. McKernan and W.D. Hilton, Jr., each of whom is an Independent Trustee, are the members of the Nominating Committee, and Thomas V. McKernan is Chairman of the Committee. The Nominating Committee did not meet during the fiscal year ended October 31, 2009. Shareholders may recommend names of Trustee candidates to the Nominating Committee by written submission to: The Payden & Rygel Investment Group, Attention: Edward Garlock, Secretary, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.
Nominating Committee Considerations for Independent Trustees of the Payden Trust
The Nominating Committee evaluates candidates’ qualifications for Payden Board membership and the independence of such candidates under the requirements of the 1940 Act. The Nominating Committee believes that the significance of each nominee’s experience, qualifications, attributes or skills is particular to that individual, meaning there is no single litmus test of these matters, and that board effectiveness is best evaluated at the group level, not at the individual trustee level. As a result, the Nominating Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a trustee of the Payden Trust. When evaluating candidates for a position on the Payden Board, the Nominating Committee considers the potential impact of the candidate, along with his or her particular experiences, on the Payden Board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Payden Board, may or may not impact the Nominating Committee’s view as to the candidate. In accessing these matters, the Nominating Committee typically considers the following minimum criteria: (i) the candidate’s experience as a director or senior officer of public companies or other fund complexes; (ii) the candidate’s educational background; (iii) the candidate’s reputation for high ethical standards and personal and professional integrity; (iv) any

18

specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the board’s existing mix of skills and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Payden Board; (vi) the candidate’s ability to qualify as an Independent Trustee under the requirements of the 1940 Act, the candidate’s independence from the Fund’s service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and (vii) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Payden Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).
Trustees’ Compensation
The Payden Trust does not pay salaries to any of its officers or fees to any of its trustees affiliated with the Payden Trust’s investment advisers. Each Independent Trustee of the Payden Trust currently receives an annual retainer of $40,000, plus $3,000 for each regular Payden Board meeting and/or committee meeting attended, and $2,000 for each special Payden Trustees meeting and/or committee meeting. Chairmen of Payden Board committees each receive an annual retainer of $2,000. If more than one Payden Board or committee meeting occurs on the same day, only one fee is paid. The Payden Trust reimburses each Independent Trustee for his or her out-of-pocket expenses relating to attendance at Payden Board and committee meetings. The Payden Trust does not maintain a retirement plan for its trustees.
The following table sets forth the aggregate compensation paid by the Payden Trust for the fiscal year ended October 31, 2009 to the Independent Trustees of the Payden Trust.

				Total
				Compensation
		Pension or		from Payden
		Retirement	Estimated	Trust and
	Aggregate	Benefits Accrued	Annual	Fund
	Compensation	as Part of	Benefits	Complex(1)
	from the	Payden Trust	upon	Paid to
Name	Payden Trust	Expenses	Retirement	Trustee
W.D. Hilton, Jr.	$70,000	None	N/A	$70,000
Gerald S. Levey, M.D.	$68,000	None	N/A	$68,000
Thomas V. McKernan	$70,000	None	N/A	$70,000
Rosemarie T. Nassif*	$68,000	None	N/A	$68,000
Andrew J. Policano*	$66,000	None	N/A	$66,000
Dennis C. Poulsen	$68,000	None	N/A	$68,000
Stender E. Sweeney	$68,000	None	N/A	$68,000

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(1)	A “fund complex” means two or more registered investment companies that: (a) hold themselves out to investors as related companies for purposes of investment and investor services; and (b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The M/P Trust and the Payden Trust are not members of the same fund complex.

*	Elected to the Payden Board on December 11, 2008.
Information about Officers of the Payden Trust
The names and dates of birth of the current officers of the Payden Trust, their principal occupations during the past five years and certain of their other affiliations are provided below. The address of each officer for purposes of business relating to the Payden Trust is c/o The Payden & Rygel Investment Group, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. The officers of the Trust do not receive any compensation from the Payden Trust for their services.

		Year First Elected	Principal
	Position with	as an Officer of	Occupation(s)
Name and Date of Birth	Payden Trust	Payden Trust	During Past 5 Years

Joan A. Payden (7/29/31)	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel

Brian W. Matthews (1/19/61)	Vice President and Chief Financial Officer	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti (12/11/55)	Vice President	1997	Principal, Mutual Fund Operations, Payden & Rygel

Bradley F. Hersh (8/22/68)	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel

David L. Wagner (12/27/50)	Vice President and Chief Compliance Officer	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock (12/16/50)	Secretary	1997	Managing Principal, General Counsel, Chief Compliance Officer and Director, Payden & Rygel
Ownership of Fund Shares
The following table sets forth for each current trustee the dollar range of equity securities beneficially owned in the funds of the Payden Trust as of August 31, 2010.

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AGGREGATE DOLLAR RANGE
	DOLLAR RANGE OF FUND	OF SHARES OWNED IN
NAME	SHARES OWNED*	ALL P&R TRUST FUNDS*

Independent Trustees
W. D. Hilton, Jr.		Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Value Leaders Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden Global Equity Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Payden Global Short Bond Fund	Over $100,000
Gerald S. Levey, M.D.	None	None
Thomas V. McKernan		Over $100,000
Payden Value Leaders Fund	Over $100,000
Payden California Municipal Income Fund	Over $100,000
Payden Global Equity Fund	Over $100,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden Tax Exempt Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Rosemarie T. Nassif	None	None
Andrew J. Policano		$1 – $10,000
Payden Global Fixed Income Fund	$1 – $10,000
Dennis C. Poulsen		$50,001 – $100,000
Payden Emerging Markets Bond Fund	$10,001 – $50,000
Payden U.S. Growth Leaders Fund	$1 – $10,000
Payden High Income Fund	$1 – $10,000
Stender E. Sweeney		Over $100,000
Payden High Income Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Global Equity Fund	$1 – $10,000
Payden California Municipal Income Fund	$10,001 – $50,000
Payden Short Bond Fund	$10,001 – $50,000

Interested Trustees
Joan A. Payden		Over $100,000
Payden Global Equity Fund	Over $100,000
Payden Tax Exempt Bond Fund	$1 – $10,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden California Municipal Income Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Michael E. Salvay		Over $100,000
Payden Value Leaders Fund	$10,001 – $50,000
Payden Cash Reserves Money Market Fund	$50,001 – $100,000
Payden Emerging Markets Bond Fund	$10,001 – $50,000
Payden Global Equity Fund	$50,001 – $100,000
Payden Global Fixed Income Fund	$1 – $10,000
Payden High Income Fund	$10,001 – $50,000
Mary Beth Syal	None	None

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*	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.
Shareholder Communications
The Payden Board provides a process for shareholders to communicate with the board as a whole and/or each of the trustees individually. Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Payden Trust. Correspondence addressed to the Payden Board will be forwarded to each trustee, and correspondence addressed to a particular trustee will be forwarded to that trustee.
Board Considerations
After considering the matter on several occasions, the Board determined that reorganization of the Existing Fund into the New Fund as a separate series of the Payden Trust would be in the best interests of the shareholders of the Existing Fund. On October 7, 2010, the Board, including a majority of the Independent Trustees, voted to approve the reorganization and to recommend its approval to the shareholders of the Existing Fund. In reaching its decision, the Board considered the following factors to be of greatest importance:
(i) the New Fund will have the same investment objective, strategies and policies as the Existing Fund;
(ii) the same personnel who manage the Existing Fund on behalf of the Adviser will continue to manage the New Fund after the reorganization;
(iii) the Payden Trust is an existing investment company in operation since 1992 and has an established board of trustees and management;
(iv) the New Fund and the Existing Fund utilize the same service providers;
(v) by sharing certain operating expenses across a larger pool of assets, it is anticipated that the New Fund will experience economies of scale resulting in lower expense ratios for the New Fund and possibly enhancing investment performance;
(vi) a legal opinion would be obtained that no recognition of income, gain or loss for federal income tax purposes will occur with respect to the Existing Fund and its shareholders as a result of the proposed reorganization; and
(vii) the proposed reorganization would integrate the Existing Fund fully into the Payden Trust, thereby, among other things, increasing the efficiency and consistency of operations, increasing the number of funds for which the New Fund may be exchanged, and possibly offering greater asset growth through expanded marketing.
In approving the proposed reorganization, the Board and the Payden Board, including the Independent Trustees of the M/P Trust and the Payden Trust, respectively, specifically determined, as required by the 1940 Act, that the proposed reorganization is in the best interest

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of the Existing Fund, the New Fund, and their respective shareholders, and that the interests of the shareholders of the Existing Fund will not be diluted as a result of the reorganization.
Required Vote
The presence in person or by proxy of the holders of record of one third of the shares of the Existing Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting. The approval of the reorganization with respect to the Existing Fund requires the affirmative vote of a majority of the lesser of (i) 67% or more of the shares of the Existing Fund present or represented at the Meeting, provided the holders of more than 50% of the Existing Fund’s shares are present or represented by proxy at the Meeting, or (ii) holders of more than 50% of the Existing Fund’s shares.
Abstentions and “broker non-votes” will not be counted for or against the proposal and will have no effect on the result of the vote, although they will be counted for purposes of determining whether a quorum is present. Broker non-votes are shares held in street names for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE EXISTING FUND VOTE FOR THE APPROVAL OF THE REORGANIZATION AGREEMENT.
OTHER INFORMATION
Other Matters
The M/P Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.
The Declaration of Trust and the By-laws of the M/P Trust, as amended, do not provide for annual meetings of shareholders and the M/P Trust does not intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the M/P Trust’s shareholders must be received by the M/P Trust within a reasonable period of time prior to any such meeting.
Outstanding Shares
The M/P Trust currently offers shares of the Metzler/Payden European Emerging Markets Fund, which represents a series of the M/P Trust.
The number of shares of the Existing Fund issued and outstanding on the Record Date was 6,489,279.
Shareholders Owning of Record 5% or More of the Outstanding Shares of the Existing Fund

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As of August 31, 2010, the persons indicated below owned of record 5% or more of the outstanding shares of the Existing Fund. The M/P Trust has no information regarding the beneficial ownership of such shares.

		Percentage of
Name and Address of Beneficial Owner	Number of Shares	Outstanding Shares
Charles Schwab & Co., Inc., as Nominee	3,545,248	52.84%
TD Ameritrade Inc., as Nominee	498,655	7.43%
Security Ownership of Trustees and Executive Officers
As of August 31, 2010, the Trustees and executive officers of the M/P Trust, collectively, owned less than 1% of the outstanding shares of the Existing Fund.
VOTING PROCEDURES
How to Vote
You can vote by proxy or in person at the Meeting. You may vote your proxy by the internet, by telephone or by mail, and the enclosed proxy voting card includes instructions as to how to do that. If you vote by Proxy, you can revoke your proxy by notifying the Secretary of the M/P Trust in writing, or by returning a proxy with a later date. You also can revoke a proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.
Proxy Solicitation
This proxy is being solicited by the Board. The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy cards and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph, via internet or in person will be paid by the M/P Trust and will be borne by the Existing Fund. Broadridge has been hired to assist in the proxy solicitation. Estimated expenses related to such engagement total approximately $78,000 and will be paid by the Existing Fund.
Quorum and Method of Tabulation
The presence in person or by proxy of one third of the outstanding shares of the M/P Trust entitled to vote will constitute a quorum for the Meeting.
For purposes of determining the presence of a quorum for the Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares

24

held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter).
Adjournment
If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other lawful reason, the person named as proxies may propose one or more adjournments of the Meeting to within six months of the original Meeting to permit further solicitation of proxies with respect to any such proposals. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. “Broker non-votes” and abstentions will have the effect of votes against adjournment. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.
GENERAL INFORMATION
The principal executive offices of the M/P Trust are located at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. The principal executive offices of Metzler/Payden LLC, the investment adviser to the Existing Fund, are located at the same address as the M/P Trust.
The M/P Trust’s administrator, Treasury Plus, Inc., is located at the same address as the M/P Trust, and the M/P Trust’s transfer agent, UMB Fund Services, Inc., is located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233. The M/P Trust’s distributor, Payden & Rygel Distributors, is located at the same address as the M/P Trust. The M/P Trust’s custodian, The Bank of New York Mellon, is located at One Boston Place, Boston, Massachusetts 02109. Counsel to the M/P Trust and the Independent Trustees, Paul, Hastings, Janofsky & Walker LLP, is located at 515 South Flower Street, Los Angeles, California 90071.

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APPENDIX A
Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION
     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of ______________, 2010, by and between The Metzler/Payden Investment Group, a Delaware statutory trust (the “M/P Trust”), on behalf of its series listed in Exhibit A (the “Acquired Fund”), and The Payden & Rygel Investment Group, a Massachusetts business trust (the “Payden Trust”), on behalf of its series listed in Exhibit A (the “Acquiring Fund”).
     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the relevant shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).
     WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and
     WHEREAS, the Board of Trustees of the Payden Trust, including a majority of the Trustees who are not “interested persons” of the Payden Trust, has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
     WHEREAS, the Board of Trustees of the M/P Trust, including a majority of the Trustees who are not “interested persons” of the M/P Trust, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.
     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND.
     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the M/P Trust agrees to transfer all of the Assets (as such term is defined below) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund agrees to acquire all the Assets of the Acquired Fund and in exchange therefor: (i) to issue and deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares equal to the number of the Acquired Fund’s shares outstanding as of the time and date set forth in paragraph 2.1, and (ii) to assume all the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).
     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property of the Acquired Fund, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, the “Assets”).
     1.3 The Acquired Fund will use commercially reasonable efforts to identify and discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date, including but not limited to any indemnification obligations and any obligations to repay any reimbursements by Metzler/Payden LLC for Acquired Fund operating expenses in excess of the applicable operating expense limitation set forth in that certain Investment Management Agreement between the M/P Trust and Metzler/Payden LLC dated as of June 21, 2002, as amended from time to time.
     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and (ii) as soon as is conveniently practicable thereafter, completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), and representing the respective pro rata number of Acquiring Fund Shares due to the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by the Acquired Fund Shareholders on the Valuation Date (as defined in paragraph 2.1 below). All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.
     1.5 Ownership of Acquiring Fund Shares of the Acquiring Fund will be shown on the books of the Acquiring Fund. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2. VALUATION
     2.1 The value of the Assets shall be the value computed as of immediately after the close of regular trading of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the M/P Trust’s Board of Trustees and described in the M/P Trust’s then-current prospectus and statement of additional information.
     2.2 All computations of value shall be made by the Acquired Fund’s designated fund accountant and shall be subject to review by the Acquiring Fund’s fund accountant.
3. CLOSING AND CLOSING DATE
     3.1 The Closing Date shall be January 21, 2011 or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of [4:00 p.m., Eastern Time]. The Closing shall be held at the offices of the Payden Trust or at such other time and/or place as the parties may agree.
     3.2 The M/P Trust shall direct The Bank of New York Mellon (the “Custodian”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The M/P Trust, on behalf of the Acquired Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.
     3.3 The M/P Trust shall direct UMB Fund Services, Inc. (the “Transfer Agent”), as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the

Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder, each as of the Valuation Date. The Payden Trust, on behalf of the Acquiring Fund, shall issue and deliver a confirmation to the Secretary of the M/P Trust evidencing the Acquiring Fund Shares have been credited on the Closing Date to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
     3.4 In the event that on the Valuation Date (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the M/P Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when normal trading shall have been fully resumed and reporting shall have been restored.
4. REPRESENTATIONS AND WARRANTIES
     4.1 Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the M/P Trust, the M/P Trust, on behalf of the Acquired Fund, represents and warrants to the Payden Trust as follows:
          (a) The Acquired Fund has been duly established as a series of the M/P Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the M/P Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;
          (b) The M/P Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect;
          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;
          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund hereunder and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund, including disclosure by indication on the books of the Acquired Fund;
          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of the M/P Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the M/P Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund;
          (g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the M/P Trust, on behalf of the Acquired Fund, is a party or by which it is bound that would materially and adversely affect its business or its ability to consummate the transactions contemplated by this Agreement, other than as disclosed to the Acquiring Fund;
          (h) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business, including investment contracts, such as options, futures and forward contracts) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;
          (i) Except as otherwise disclosed in writing to and accepted by the Payden Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the M/P Trust, the Acquired Fund or any of the M/P Trust’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The M/P Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings. The M/P Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
          (j) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2009 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with United States generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired

Fund as of such date and the results of its operations and changes in its net assets for the year then ended in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund of a material amount required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;
          (k) The Payden Trust has been furnished with an unaudited statement of assets and liabilities and a schedule of investments of the Acquired Fund, each as of April 30, 2010. These statements are in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund of a material amount as of such date not disclosed therein;
          (l) Since October 31, 2009, there have not been any material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (l), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of the Acquired Fund’s liabilities, operating expenses, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);
          (m) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the M/P Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
          (n) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;
          (o) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 of this Agreement. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, and there is not outstanding any security convertible into Acquired Fund shares;

          (p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the M/P Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund and assuming the due authorization, execution and delivery of this Agreement by the Payden Trust, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
          (q) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including Financial Industry Regulatory Authority, Inc. (“FINRA”) (formerly the National Association of Securities Dealers, Inc.)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;
          (r) The proxy statement of the M/P Trust, with respect to the Acquired Fund (the “Proxy Statement”), to be provided to the shareholders of the Acquired Fund will, on the effective date of the Proxy Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties in this subparagraph (r) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;
          (s) The M/P Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
          (t) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses that have not previously been disclosed to the Payden Trust;
          (u) The Acquired Fund has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements; and
          (v) The M/P Trust shall, as soon as practicable after satisfaction of all conditions of the Reorganization, file or cause to be filed, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the M/P Trust has ceased to be a registered investment company.
     4.2 Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Payden Trust, the Payden Trust, on behalf of the Acquiring Fund, represents and warrants to the M/P Trust as follows:
          (a) The Acquiring Fund is duly organized as a series of the Payden Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts, with power under the Payden Trust’s Master Trust Agreement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;
          (b) The Payden Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is, or will be on or before the Closing Date, in full force and effect;
          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;
          (d) The preliminary prospectus and statement of additional information of the Acquiring Fund filed pursuant to Rule 485(a)(2) of the Securities Act as part of the Payden Trust’s registration statement with the Commission on [October 11, 2010], which will become effective prior to the Closing Date, conforms and, as of its effective date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and, as of its effective date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
          (e) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;
          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Payden Trust’s Master Trust Agreement, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Payden Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Payden Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund;
          (g) Except as otherwise disclosed in writing to and accepted by the M/P Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Payden Trust, the Acquiring Fund or any of the Payden Trust’s or the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Payden Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings. The

Payden Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
          (h) The Acquiring Fund was formed for the purpose of effecting the Reorganization, and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets or liabilities and will have no issued or outstanding shares other than as contemplated by the payment received from the Acquired Fund with respect to the initial Acquiring Fund Shares issued to the Acquired Fund pursuant to paragraph 7.5 below.
          (i) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will be on or before the Closing Date, duly and validly issued and outstanding, fully paid and non-assessable by the Payden Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares, including the Acquiring Fund Shares, of the Acquiring Fund, and there is not outstanding any security convertible into any shares, including the Acquiring Fund Shares, of the Acquiring Fund;
          (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Payden Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
          (k) The information to be furnished by the Payden Trust for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;
          (l) That insofar as it relates to the Acquiring Fund or the Payden Trust, the Proxy Statement, and any amendment or supplement thereto, from the effective date of the Proxy Statement through the Closing Date will (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties in this subparagraph (l) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein;

          (m) The Payden Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
          (n) The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses;
          (o) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future, and from the date of this Agreement until the Closing Date, shall not take any action inconsistent with such efforts to qualify as a regulated investment company under the Code in the future; and
          (p) The Payden Trust and the Acquiring Fund agree to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue their operations after the Closing Date.
5. COVENANTS OF THE ACQUIRED FUND
     5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
     5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.
     5.5 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including actions required to be taken after the Closing Date.
     5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.7 The Acquired Fund shall use its commercially reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
     5.8 The M/P Trust, on behalf of the Acquired Fund, covenants that the M/P Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Payden Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (i) the M/P Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (ii) the Payden Trust’s, on behalf of the Acquiring Fund, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.
     5.9 On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
     5.10 It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the M/P Trust nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.
6. COVENANTS OF THE ACQUIRING FUND
     6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date.
     6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including actions required to be taken after the Closing Date.
     6.3 The Payden Trust, on behalf of the Acquiring Fund, will provide the Acquired Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     6.4 The Acquiring Fund shall use its commercially reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
     6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence the Acquiring Fund’s investment operations after the Closing Date and continue its operations after the Closing Date.
     6.6 It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Payden Trust nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the M/P Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the M/P Trust’s election, to the performance by the Payden Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
     7.1 All representations and warranties of the Payden Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
     7.2 The Payden Trust shall have delivered to the M/P Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the M/P Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Payden Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the M/P Trust shall reasonably request;
     7.3 The Payden Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Payden Trust, on behalf of the Acquiring Fund, on or before the Closing Date;
     7.4 Each of the Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement;

     7.5 Prior to the Closing Date, the Payden Trust shall have authorized the issuance of and shall have issued an Acquiring Fund Share to the Acquired Fund in consideration of the payment of a reasonable offering price of such Acquiring Fund Share, as determined by the Payden Trust’s Board of Trustees, for the purpose of enabling the Acquired Fund to vote to (i) approve the investment management agreement between the Payden Trust, on behalf of the Acquiring Fund, and Metzler/Payden LLC; and (ii) take such other steps related to the inception, establishment and organization of the Acquiring Fund as deemed necessary or appropriate by the Trustees of the M/P Trust and the Trustees of the Payden Trust in order to conform the Acquiring Fund to the description of the Acquiring Fund included in the Proxy Statement. At the effective time of Closing, each Acquiring Fund Share issued pursuant to this paragraph 7.5 shall be redeemed by the Acquiring Fund at the offering price of an Acquiring Fund Share;
     7.6 Prior to the Closing Date, the registration statement of the Acquiring Fund referred to in paragraph 4.2(d) shall have become effective under the 1933 Act; and
     7.7 The M/P Trust shall have received on the Closing Date a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Payden Trust (which may rely on certificates of officers of the Payden Trust concerning certain factual matters relevant to such opinion), dated as of the Closing Date, substantially to the effect that the Payden Trust is registered with the Commission as an investment company under the 1940 Act; based solely on telephonic advice by staff of the Commission, the current registration statement of the Payden Trust on Form N-1A (the “Payden Registration Statement”) has been declared effective by the Commission under the 1933 Act; and to the knowledge of counsel, based solely on a telephone conversation with staff of the Commission, counsel is not aware of any stop order suspending the effectiveness of the Payden Registration Statement, and, to the knowledge of counsel, no stop order proceedings for such purpose are pending by the Commission.
     7.8 The M/P Trust shall have received on the Closing Date a favorable opinion of Goodwin Procter LLP, Massachusetts counsel to the Payden Trust (which may rely on certificates of officers of the Payden Trust concerning certain factual matters relevant to such opinion), dated as of the Closing Date, substantially to the effect that:
          (a) The Acquiring Fund has been duly established as a sub-trust of the Payden Trust in accordance with the provisions of the Master Trust Agreement, as amended, and the By-Laws of the Payden Trust. The Payden Trust is validly existing as a voluntary association with transferable shares under the laws of the Commonwealth of Massachusetts. The Master Trust Agreement of the Payden Trust provides the Payden Trust with the power necessary for it to own assets of the types recited in the Master Trust Agreement and to carry on the business of a registered “open-end company,” as such term is defined in Section 5(a)(1) of the 1940 Act;
          (b) The shares of the Acquiring Fund have been duly authorized and, when issued to the Acquired Fund in exchange for the consideration provided therefor in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable by the Payden Trust;
          (c) The Payden Trust on behalf of the Acquiring Fund has duly authorized, executed and delivered this Agreement, and the execution and delivery by the Payden Trust on behalf of the Acquiring Fund of the Agreement, and the consummation of the transactions contemplated thereby, do not violate (i) any Massachusetts statute, rule or regulation or (ii) the Master Trust Agreement or the By-Laws of the Payden Trust; and
          (d) The Payden Trust is not required to obtain any consent, approval, authorization or order of any court or governmental authority of the Commonwealth of Massachusetts in connection with its execution and delivery of the Agreement on behalf of the Acquiring Fund or the consummation of the transactions contemplated by the Agreement.
8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Payden Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Payden Trust’s election, to the performance by the M/P Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
     8.1 All representations and warranties of the M/P Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
     8.2 The M/P Trust, on behalf of the Acquired Fund, shall have delivered to the Payden Trust a statement of the Acquired Fund’s assets and known liabilities, together with a list of portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the M/P Trust;
     8.3 The M/P Trust shall have delivered to the Payden Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Payden Trust and dated as of the Closing Date, to the effect that the representations and warranties of the M/P Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Payden Trust shall reasonably request;
     8.4 The M/P Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the M/P Trust, on behalf of the Acquired Fund, on or before the Closing Date; and
     8.5 Each of the Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement.
     8.6 The Payden Trust shall have received on the Closing Date the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the M/P Trust (which may rely on certificates of officers of the M/P Trust concerning certain factual matters relevant to such opinion), dated as of the Closing Date, substantially to the effect that the M/P Trust is registered with the Commission as an investment company under the 1940 Act; based solely on telephonic advice by staff of the Commission, the current registration statement of the M/P Trust on Form N-1A (the “M/P Registration Statement”) has been declared effective by the Commission under the 1933 Act; and to the knowledge of counsel, based solely on a telephone conversation with staff of the Commission, counsel is not aware of any stop order suspending the effectiveness of the M/P Registration Statement, and, to the knowledge of counsel, no stop order proceedings for such purpose are pending by the Commission.
     8.7 The Payden Trust shall have received on the Closing Date the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the M/P Trust (which may rely on certificates of officers of the M/P Trust concerning certain factual matters relevant to such opinion), dated as of the Closing Date, substantially to the effect that:
          (a) The M/P Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the statutory trust power and authority under the Declaration of Trust and the Act to execute, deliver and perform its obligations under the Agreement. Under the Act and the Declaration of Trust, the Trust has the requisite trust power and authority to own all of its properties and assets and conduct its business, all as described in the Declaration of Trust;
          (b) Assuming that the shareholders of the Acquired Fund have duly approved the Reorganization, the execution and delivery of the Agreement and the consummation by the Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the M/P Trust under the Declaration of Trust and the Act. Assuming its execution and delivery by the duly authorized officers of the M/P Trust, the Agreement has been duly executed and delivered by the M/P Trust;
          (c) The Acquired Fund has been duly established and designated as a separate series of the M/P Trust under the Declaration of Trust and Section 3806(b)(2) of the Act;
          (d) Assuming that the shareholders of the Acquired Fund have duly approved the Reorganization, neither the execution, delivery and performance by the Trust of the Agreement, nor the consummation by the M/P Trust of the applicable transactions contemplated thereby, violates (i) the Declaration of Trust or the By-laws or (ii) any law, rule or regulation of the State of Delaware applicable to the M/P Trust;
          (e) Neither the execution, delivery and performance by the M/P Trust of the Agreement, nor the consummation by the M/P Trust of any of the applicable transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust (which Certificate of Trust has been duly filed); and
          (f) The Agreement constitutes a legal, valid and binding agreement of the M/P Trust, enforceable against the M/P Trust, in accordance with its terms.

          In rendering such opinion, Richards, Layton & Finger, P.A. may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that that the Trustees of the M/P Trust have complied with their fiduciary duties in approving the Agreement, that the Reorganization is fair in all respects and that the execution and delivery of the Agreement by the M/P Trust with respect to the Acquired Fund and the performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement that purport to obligate the M/P Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of the Agreement to the extent that such provisions purport to bind the Trustees of the M/P Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement and any provision of the Agreement to the extent such provision relates to the dissolution or liquidation of the Acquired Fund.
9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the M/P Trust, on behalf of the Acquired Fund, or the Payden Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
     9.1 With respect to the Acquired Fund individually, the Agreement and the transaction contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the M/P Trust’s Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Payden Trust. Notwithstanding anything herein to the contrary, neither the M/P Trust nor the Payden Trust may waive the conditions set forth in this paragraph 9.1 of this Agreement;
     9.2 The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Payden Trust and the Board of Trustees of the M/P Trust, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or equivalent officer;
     9.3 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act;

     9.4 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed, in good faith, necessary by the Payden Trust or the M/P Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that the M/P Trust or the Payden Trust may for itself waive any of such conditions;
     9.5 The registration statement of the Payden Trust with respect to the Acquiring Fund referred to in paragraph 4.2(d) shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Payden Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;
     9.6 The parties shall have received the opinion of Paul, Hastings, Janofsky & Walker LLP addressed to the M/P Trust and the Payden Trust substantially to the effect that, based upon certain facts, assumptions, and representations, for Federal income tax purposes:
          (a) The transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s stated liabilities, and the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of Code, and each of the Acquired Fund and the Acquiring Fund is a party to a reorganization within the meaning of Code Section 368(b);
          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, if any;
          (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to, and the assumption of its stated liabilities by, the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s stated liabilities;
          (d) No gain or loss will be recognized by any shareholder of the Acquired Fund upon the exchange of its Acquired Fund shares for Acquiring Fund Shares;
          (e) The tax basis of each of the assets of the Acquired Fund transferred to the Acquiring Fund will be the same as the tax basis of each such asset to the Acquired Fund immediately prior to the Reorganization;
          (f) The adjusted tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the adjusted tax basis of the Acquired Fund shares held by that shareholder immediately prior to the Reorganization;

          (g) The holding period of each of the assets of the Acquired Fund acquired by the Acquiring Fund will include the period during which such asset was held by the Acquired Fund; and
          (h) The holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided that such Acquired Fund shares were held as capital assets on the date of the Reorganization.
The delivery of such opinion is conditioned upon receipt by Paul, Hastings, Janofsky & Walker LLP of representations it shall request of the M/P Trust and the Payden Trust. Notwithstanding anything herein to the contrary, neither the M/P Trust nor the Payden Trust may waive the condition set forth in this paragraph 9.6 of this Agreement.
     9.7 Prior to the Closing, the Payden Trust’s Board of Trustees shall have approved: (i) an investment management agreement between the Payden Trust, on behalf of the Acquiring Fund, and Metzler/Payden LLC pursuant to which the management fees proposed to be paid by the Acquiring Fund are the same as the management fees paid by the Acquired Fund and the material terms of such agreement are substantially similar to those contained in the investment management agreement between the Acquired Fund and Metzler/Payden LLC other than those non-material differences as may be described in the Proxy Statement; and (ii) various service provider arrangements between the Payden Trust, on behalf of the Acquiring Fund, and the Acquired Fund’s current distributor, administrator, transfer agent, custodian and independent registered public accounting firm.
     9.8 With respect to the Acquired Fund individually, the Reorganization of the Acquired Fund into the Acquiring Fund and the material attributes of the Acquiring Fund, including, but not limited to, its investment advisory agreement, shareholder service plans, sales charges, redemption fees, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be in substantially the form as described in the Proxy Statement.
10. INDEMNIFICATION
     10.1 (a) The Payden Trust agrees to indemnify and hold harmless the M/P Trust and each of the M/P Trust’s officers and Trustees (for purposes of this paragraph 10.1, the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Payden Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement or as a result of any willful misconduct or gross negligence by the Payden Trust in the performance (or failure to perform) of the Payden Trust’s obligations under this Agreement.
          (b) The Payden Trust, on behalf of the Acquiring Fund, agrees to indemnify (from the assets of the Acquiring Fund) and hold harmless each of the Trustees and the former

Trustees of the M/P Trust against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees incurred by any such person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court of administrative or legislative body, in which such Trustee or former Trustee may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of having been such a Trustee or a former Trustee of the M/P Trust prior to the Reorganization, except with respect to any matter as to which it has been determined that such Trustee or former Trustee had acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee’s or former Trustee’s position as a trustee of the M/P Trust.
          (c) The Indemnified Parties will notify the Payden Trust in writing within ten (10) days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Parties as to any matters covered by this paragraph 10.1. The Payden Trust shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this paragraph 10.1, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action suit or proceeding, and if the Payden Trust elects to assume such defense, the Payden Trust’s obligation under this paragraph 10.1 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Payden Trust will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this paragraph 10.1 without the necessity of the Indemnified Parties’ first paying the same.
     10.2 (a) The M/P Trust agrees to indemnify and hold harmless the Payden Trust and each of the Payden Trust’s officers and Trustees (for purposes of this paragraph 10.2, the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the M/P Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement or as a result of any willful misconduct or gross negligence by the M/P Trust in the performance (or failure to perform) of the M/P Trust’s obligations under this Agreement.
          (b) The Indemnified Parties will notify the M/P Trust in writing within ten (10) days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Parties as to any matters covered by this paragraph 10.2. The M/P Trust shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this paragraph 10.2, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action suit or proceeding, and if the M/P Trust elects to assume such defense, the M/P Trust’s obligation under this paragraph 10.2 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the M/P Trust will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this paragraph 10.2 without the necessity of the Indemnified Parties’ first paying the same.

11. BROKERAGE FEES AND EXPENSES
     11.1 The M/P Trust, on behalf of the Acquired Fund, and the Payden Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
     11.2 Whether or not this Agreement is consummated, each party shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.
12. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
     12.1 Each of the M/P Trust and the Payden Trust agree that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
     12.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
13. TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the M/P Trust and the Payden Trust; (ii) either the M/P Trust or the Payden Trust if the Closing shall not have occurred on or before [March 31, 2011], unless such date is extended by mutual agreement of the parties; (iii) either the M/P Trust or the Payden Trust if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; (iii) either the M/P Trust or the Payden Trust in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met; or (iv) either the M/P Trust or the Payden Trust by written notice to the other party following a determination by the terminating party’s Board of Trustees that the consummation of the Reorganization is not in the best interest of its shareholders. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.
14. AMENDMENTS
This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually deemed necessary or advisable by the authorized officers of the M/P Trust and the Payden Trust; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the M/P Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15. NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed:
to the M/P Trust at:
333 South Grand Avenue, 31st Floor
Los Angeles, CA 90071
Attn: Edward S. Garlock, Esq.
or to the Payden Trust at:
333 South Grand Avenue, 31st Floor
Los Angeles, CA 90071
Attn: Edward S. Garlock, Esq.
in each case with a copy to:
Paul, Hastings, Janofsky & Walker LLP
515 S. Flower Street, 25th Floor
Los Angeles, CA 90071
Attn: Arthur L. Zwickel, Esq.
16. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
     16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
     16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
     16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
     16.5 The Master Trust Agreement of the Payden Trust is on file with the Secretary of the Commonwealth of Massachusetts, and this Agreement was executed by an officer of the Payden Trust on behalf of the Acquiring Fund. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as provided in the Declaration of Trust of the M/P Trust or the Master Trust Agreement of the Payden Trust, as amended, respectively. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
***Signature Page Follows***

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

THE PAYDEN & RYGEL INVESTMENT GROUP on behalf of its series listed in Exhibit A
By:
Title:

THE METZLER/PAYDEN INVESTMENT GROUP on behalf of its series listed in Exhibit A
By:
Title:

EXHIBIT A

Acquired Fund (the Acquired Fund is a series of The Metzler/Payden Investment Group)	Acquiring Fund (the Acquired Fund is a series of The Payden & Rygel Investment Group)

Metzler/Payden European Emerging Markets Fund	Metzler/Payden European Emerging Markets Fund

APPENDIX B
Investment Management Agreement by and between
The Payden & Rygel Investment Group and Metzler/Payden LLC

INVESTMENT MANAGEMENT AGREEMENT
     THIS INVESTMENT MANAGEMENT AGREEMENT is made as of                     , 20     , between THE PAYDEN & RYGEL INVESTMENT GROUP, a Massachusetts business trust (herein called the “Trust”), and METZLER-PAYDEN, LLC, a Delaware limited liability company (“M/P”).
     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as-amended (the “1940 Act”); and
     WHEREAS, the Trust desires to retain M/P to furnish investment advisory services to the Trust and M/P is willing to so furnish such services;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
     1. Appointment. The Trust hereby appoints M/P to act as investment adviser to each series of shares of beneficial interest of the Trust identified on Exhibit A hereto, as such Exhibit may from time to time be amended by the parties (each a “Fund”), for the period and on the terms set forth in this Agreement. M/P accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.
     2. Management. Subject to the supervision of the Trust’s Board of Trustees, M/P shall provide a continuous investment program for each Fund, including, investment research and management with respect to all securities and investments and cash equivalents in such Fund.
          (a) M/P shall determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund. M/P shall comply with the investment objectives, policies and restrictions as stated in the Trust’s Registration Statement with respect to each Fund, as from time to time amended, and resolutions of the Trust’s Board of Trustees. M/P shall comply with the 1940 Act, the Securities Act of 1933 and all applicable Rules and Regulations of the Securities and Exchange Commission, and shall conduct its activities pursuant to this Agreement in accordance with all other applicable laws and regulations.
          (b) On occasions when M/P deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of M/P, then M/P, to the extent permitted by applicable laws and regulations, may (but shall be under no obligation to) aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by M/P in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
          (c) M/P shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected.

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     3. Services Not Exclusive. M/P shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The investment management services furnished by M/P hereunder are not deemed exclusive, and M/P shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.
     4. Reports, Books and Records. M/P shall render to the Board of Trustees of the Trust such periodic and other reports as the Board may from time to time reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, M/P hereby agrees that all records which it maintains for the Trust are the property of the Trust. M/P shall surrender promptly to the Trust any of such records upon the Trust’s request, and shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.
     5. Expenses.
          (a) During the term of this Agreement, M/P shall pay the following expenses: (i) the salaries and expenses of all personnel of M/P who perform services for the Trust, and (ii) all expenses incurred by M/P or by the Funds in connection with managing the ordinary course of the Funds’ business other than those to be paid by the Funds as set forth herein.
          (b) During the term of this Agreement, the Trust shall pay the following expenses: (i) the fees and expenses incurred by each Fund in connection with the management of the investment and reinvestment of the Fund’s assets; (ii) the fees and expenses of trustees who are not affiliated persons of M/P; (iii) the fees and expenses of the Trust’s Custodian, Transfer Agent, Fund Accounting Agent and Administrator; (iv) the charges and expenses of legal counsel and independent accountants for the Trust; (v) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Fund to federal, state or other governmental agencies; (vii) the fees of any trade associations of which the Trust may be a member; (viii) the cost of fidelity, trustees and officers and errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of each Fund and of its shares with the SEC, registering the Trust as a broker or dealer and qualifying shares of each Fund under state securities laws, including the preparation and printing of the Trust’s registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (x) allocable communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business, and (xii) any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.
     6. Compensation.

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          (a) For the services provided by M/P pursuant to this Agreement, the Trust shall pay M/P a fee, computed daily and paid monthly (in arrears), at the annual rate set forth in Exhibit A.
          (b) If in any fiscal year the aggregate operating expenses of any Fund (as hereafter defined) exceed the applicable percentage of the average daily net assets of the Fund set forth in Exhibit A for such fiscal year, M/P shall reimburse such Fund for such excess operating expenses. Such operating expense reimbursement, if any, shall be estimated, reconciled and paid on a monthly basis. Any such reimbursement of a Fund shall be repaid to M/P by such Fund, without interest, at such later time or times as it may be repaid without causing the aggregate operating expenses of such Fund to exceed the applicable percentage of the average daily net assets of the Fund for the period in which it is repaid; provided, however, that upon termination of this Agreement with respect to any Fund, such Fund shall have no further obligation to repay any such reimbursements. As used in this paragraph, the term “operating expenses” of a Fund for a fiscal year shall mean all expenses of the Fund for such year other than interest, taxes, acquired fund fees and expenses, brokerage commissions (including related SEC fees), blue-sky fees, 12b-1 plan fees and extraordinary expenses.
          (c) Each Fund shall also continue to repay to M/P any amount reimbursed by M/P to the corresponding series of The Metzler/Payden Investment Group (the “M/P Trust”) for operating expenses in excess of the applicable operating expense limitation with respect to such series as set forth in that certain Investment Management Agreement between the M/P Trust and M/P dated as of June 21, 2002, as amended from time to time, without interest, at such later time or times as it may be repaid without causing the aggregate operating expenses of such Fund to exceed the applicable percentage of the average daily net assets of the Fund for the period in which it is repaid.
     7. Limitation of Liability. M/P shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of M/P’s fiduciary duty with respect to the receipt of compensation for services (in which event any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from M/P’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by M/P of its obligations and duties under this Agreement.
     The Trust shall indemnify M/P and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by M/P in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of a Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by M/P in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Determination of whether and the extent to which the M/P is entitled to indemnification hereunder shall be made by (a) a final decision on the merits by a court or to her body before whom the action, suit or other proceeding was brought that M/P was or was not liable by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of its fiduciary duty or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts,

3

that M/P was or was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.
     8. Duration and Termination. This Agreement shall become effective with respect to the initial Fund on the date hereof, and with respect to any additional Funds on the date of the amendment to Exhibit A adding such Fund hereto, provided that this Agreement (as supplemented by the terms specified in Exhibit A hereto with respect to such Fund) shall have been approved by the shareholders of such Fund in accordance with the requirements of the 1940 Act, and unless sooner terminated as provided herein, shall continue in effect with respect to each Fund for an initial term of two years. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund.
     Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by M/P, on sixty days’ written notice. This Agreement shall immediately terminate in the event of its assignment.
     9. Representations and Warranties. M/P represents and warrants to the Trust that M/P is registered as an investment adviser under the Investment Advisers Act of 1940. The Trust represents and warrants to M/P that it is registered as an open-end management investment company under the 1940 Act. Each party further represents and warrants to the other that this Agreement has been duly authorized by such party and constitutes the legal, valid and binding obligation of such party in accordance with its terms.
     10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to a particular Fund until approved by vote of a majority of the outstanding securities of such Fund; provided, however, that this Agreement may be amended without the vote of the shareholders of any Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provisions hereof, or if the parties deem such amendment necessary to conform this Agreement to the requirements of applicable federal laws or regulations (but neither the Trust nor M/P shall be liable for failing to do so).
     11. Obligations of the Trust. M/P acknowledges that the Master Trust Agreement, dated January 22, 1992, as amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and that the obligations of the Trust under this Agreement are not binding on any

4

officers, trustees or shareholders of the Trust individually but are binding only upon the assets and properties of the various Funds.
     12. Notices. Notices of any kind to be given to M/P hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to M/P at 333 South Grand Avenue, Suite 3250, Los Angeles, California 90071, Attention: President, or at such other address or to such individual as shall be so specified by M/P to the Trust. Notices of any kind to be given to the Trust hereunder by M/P shall be in writing and shall be duly given if mailed or delivered to the Trust at 333 South Grand Avenue, Suite 3250, Los Angeles, California 90071, Attention: President; or at such other address or to such individual as shall be so specified by the Trust to M/P.
     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Massachusetts law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rule or regulation of the Securities and Exchange Commission thereunder. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meaning as the meaning of such terms in the 1940 Act.
     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE PAYDEN & RYGEL INVESTMENT GROUP
By
Title:

METZLER-PAYDEN, LLC
By
Title:

5

Exhibit A
Metzler/Payden European Emerging Markets Fund
Annual Advisory Fee (as a percentage of average daily net assets) — 0.75%.
Operating Expense Limitation (as a percentage of average daily net assets) — 1.50%

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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.

		For	Against	Abstain

1.	PROPOSAL: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.	☐	☐	☐

2.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED
Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<XXXXX>2
THE METZLER/PAYDEN INVESTMENT GROUP
PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
THE SPECIAL MEETING OF SHAREHOLDERS – DECEMBER 15, 2010
The undersigned shareholder of The Metzler/Payden Investment Group, a Delaware statutory trust (the “Trust”), hereby appoints Edward Garlock and Yot Chattrabhuti as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 333 South Grand Avenue, 32nd Floor, Los Angeles, California, on December 15, 2010, at 10:00 a.m., Pacific Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Meeting.
The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTAGE-PAID ENVELOPE.